SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 31, 2006
(Date of Reported)

CACI International Inc
(Exact name of registrant as specified in its Charter)

Delaware	0-8401	54-1345899
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road
Arlington, Virginia 22201
(Address of Principal executive offices)(ZIP code)

(703) 841-7800
(Registrant´s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1.01, 7.01, and 8.01:    Entry into a Material Definitive Agreement, Regulation FD Disclosure, Other Events

The Registrant announced today a delay in the closing of its anticipated acquisition of substantially all of the assets of Information Systems Support, Inc. ("ISS"). ISS informed the Registrant on January 30, 2006 of the loss of a recompetition of a significant contract which will require a revised valuation of ISS. Reference is made to the Registrant's report to the Commission on Form 8-K dated December 22, 2005 for additional information on the transaction.

A copy of the Registrant´s press release is attached as Exhibit 99 to this current report on Form 8-K.

ITEM 9.01:   FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit 99	Press Release dated January 31, 2006, announcing a delay in the closing of the Registrant's anticipated acquisition of substantially all of the assets of Information Systems Support, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

Registrant

By:	/s/ Arnold D. Morse

Arnold D. Morse Senior Vice President, Acting Director, Legal Division, and Assistant Secretary